AXA Equitable Life Insurance Company

Supplement dated November 13, 2015 to the current prospectus for:

Corporate Owned Incentive Life®

This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information (together the “Prospectus”) offered by AXA Equitable Life Insurance Company (“AXA Equitable”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. Please note the following changes:

Portfolio name and investment strategy change

On or about December 1, 2015, the name and principal investment strategy of the Fidelity® VIP Money Market Portfolio will change as described in the table below:

Current Portfolio Name	New Portfolio Name	Current Principal Investment Strategy	New Principal Investment Strategy
Fidelity® VIP Money Market Portfolio	Fidelity® VIP Government Money Market Portfolio	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	The portfolio’s new principal investment strategy is to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully.

Please see “Portfolios of the Trusts” in the Prospectus for more information about this Portfolio.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

Copyright 2015 AXA Equitable Life Insurance Company. All rights reserved.

Corporate Owned Incentive Life® is a registered service mark of AXA Equitable Life Insurance Company.

EVM 27 (11/15)	Cat #154197 (11/15)
NB	#93552